UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2012

Alamo Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52687 (Commission File Number)	98-0489669 (IRS Employer Identification No.)

10575 Katy Freeway, Suite 300, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 436-1832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement

On August 1, 2012, Alamo Energy Corp. (the “Registrant”) entered into  a separate exchange agreement (the “Exchange Agreement”) with each holder (collectively, the “Holders”) of the Registrant’s (i) Original Issue Discount 5% Convertible Debentures dated July 29, 2011 (the “Debentures”), (ii) Series A Common Stock Purchase Warrants (the “Series A Warrants”), (iii) Series B Common Stock Purchase Warrants (the “Series B Warrant”) and (iv) Series C Common Stock Purchase Warrants (the “Series C Warrant” and together with the Series A Warrants and the Series B Warrants, collectively, the “Warrants”) pursuant to which the Registrant issued an aggregate of 16,724,329 shares of the Registrant’s $0.001 par value common stock (“Exchange Shares”) to the Holders in the amounts as specified in the separate Exchange Agreements in exchange for the Debentures and Warrants held by the Holders.  The transactions contemplated by each Exchange Agreement were consummated simultaneously with the execution thereof.  Following such consummation, the Debentures and the Warrants are no longer outstanding, and the Registrant extinguished $1,076,612.52 in principal and accrued and unpaid interest due under the Debentures and 1,344,150 shares of common stock underlying the Warrants. This brief description of the Exchange Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Exchange Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.

Warrant Exchange Agreement

On August 1, 2012, the Registrant entered into a separate warrant exchange agreement (the “Warrant Exchange Agreement”) with each holder (collectively, the “Warrant Holders”) of Warrants pursuant to which the Registrant issued an aggregate of 335,410 shares of the Registrant’s $0.001 par value common stock (“Warrant Exchange Shares”) to the Warrant Holders in the amounts as specified in each respective Warrant Exchange Agreement in exchange for the Warrants held by the Warrant Holders.  This brief description of the Warrant Exchange Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Warrant Exchange Agreement as attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. The Exchange Shares were issued to each Holder pursuant to the exemption from registration and prospectus delivery requirements of the Securities Act of 1933, amended (the “Act”), provided by Section 3(a)(9) of the Act.

The Warrant Exchange Shares were issued to the Warrant Holders pursuant to the exemption from registration and prospectus delivery requirements of the Act provided by Section 3(a)(9) of the Act.

Item 9.01.  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	Form of Exchange Agreement dated August 1, 2012.
10.2	Form of Warrant Exchange Agreement dated August 1, 2012.
10.3	Form of Debenture.*
10.4	Form of Warrant.*

*Previously filed in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Alamo Energy Corp.

Date: August 1, 2012	By:	/s/ Donald Sebastian
Donald Sebastian Chief Financial Officer